UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 24, 2009 (June 24, 2009)

Dittybase Technologies Inc.
(Exact name of registrant as specified in its charter)

Alberta, Canada
(State or other jurisdiction of incorporation)

000-51082	20-4955629
(Commission file number)	(IRS Employer Identification Number)

Suite 102, 31 Bastion Square, Victoria, BC Canada V8W 1J1
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (250) 381-8780

 N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Explanatory Note

This Current Report on Form 8-K is filed as an amendment to the Form 8-K filed on June 26, 2009, and is intended to clarify the disclose set out in paragraphs (a)(i) and (a)(iv) of Item 4.01 below regarding the resignation of our former auditor and the fiscal periods for which there were no disagreements with our former auditor.

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a)	Dismissal of Previous Independent Registered Public Accounting Firm.

i.	On June 24, 2009, BDO Dunwoody LLP ("BDO") resigned as our independent registered public accounting firm. The Audit Committee of the Company approved such resignation on June 24, 2009.

ii.	The Company’s Audit Committee participated in and approved the decision to change our independent registered public accounting firm.

iii.	BDO’s reports on the financial statements of the Company for the years ended December 31, 2007 and 2006 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except for an explanatory paragraph regarding the Company’s ability to continue as a going concern.

iv.	In connection with the audit of the financial statements of the Company for the years ended December 31, 2007 and 2006 and the subsequent interim period through June 24, 2009, there were no disagreements on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with BDO’s opinion to the subject matter of the disagreement.

v.	In connection with the audited financial statements of the Company for the years ended December 31, 2007 and 2006 there have been no reportable events with the Company as set forth in Item 304(a)(1)(v) of Regulation S- K.

vi.	The Company provided BDO with a copy of this Current Report on Form 8-K and requested that BDO furnish it with a letter addressed to the SEC stating whether or not they agree with the above statements. The Company has received the requested letter from BDO and a copy of such letter is filed as Exhibit 16.1 to this Current Report Form 8-K.

(b)	Engagement of New Independent Registered Public Accounting Firm.

i.	On June 24, 2009, the Audit Committee appointed Manning Elliot LLP ("M-E") as the Company’s new independent registered public accounting firm. The decision to engage M-E was approved by the Company’s Audit Committee on June 24, 2009.

ii.	Prior to June 24, 2009, the Company did not consult with M-E regarding (1) the application of accounting principles to a specified transactions, (2) the type of audit opinion that might be rendered on the Company’s financial statements, (3) written or oral advice was provided that would be an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issues, or (4) any matter that was the subject of a disagreement between the Company and its predecessor auditor as described in Item 304(a)(1)(iv) or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

Exhibit	Exhibit Title

16.1	Letter from BDO Dunwoody LLP, dated July 24, 2009

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dittybase Technologies Inc.

By:	/s/ Lance Landiak
Lance Landiak
Director

Dated: July 24, 2009